UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2023

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KLX ENERGY SERVICES HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 Post Oak Boulevard, 15th Floor Houston, Texas 77056 (Address of Principal Executive Offices)

(832) 844-1015 (Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	symbol(s)	on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 and incorporated by reference into this Item 7.01 in its entirety is a copy of a presentation to be presented by KLX Energy Services Holdings, Inc. (the “Company”) to investors at investor conferences in September 2023. The Company also posted the presentation to its website at https://investor.klxenergy.com/events-and-presentations.

The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
99.1	Presentation by the Company to investors.*
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

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*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX Energy Services Holdings, Inc.

By:	/s/ Keefer M. Lehner
Name:	Keefer M. Lehner
Title:	Chief Financial Officer, Executive Vice President
Date:	September 6, 2023